                                                                    Exhibit 24.1
                                                                    ------------


                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Sterling Commerce, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Robert L. Estep, James E. O'Bannon and Sina R. Hekmat the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf one or more Registration Statements on Form S-8 or any other appropriate form (the "Registration Statement"), pursuant to the Securities Act of 1933, as amended, with respect to the Sterling Commerce, Inc. Deferred Compensation Plan and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                    STERLING COMMERCE, INC.



                                    By: /s/ Warner C. Blow
                                       -------------------------------------
                                       Warner C. Blow,
                                       Chief Executive Officer and President

Dated: July 10, 1997

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeannette P. Meier, Albert K. Hoover, Robert L. Estep, James E. O'Bannon and Sina R. Hekmat the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign on his or her behalf, as a director or officer, or both, as the case may be, of Sterling Commerce, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-8 or any other appropriate form (the "Registration Statement"), pursuant to the Securities Act of 1933, as amended, with respect to the Sterling Commerce, Inc. Deferred Compensation Plan and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  July 10, 1997



/s/ Warner C. Blow                      /s/ Charles J. Wyly, Jr.
------------------------------          --------------------------------
Warner C. Blow                          Charles J. Wyly, Jr.


/s/ Steven P. Shiflet                   /s/ Evan A. Wyly
------------------------------         ----------------------------------
Steven P. Shiflet                       Evan A. Wyly

/s/ Sterling L. Williams                /s/ Robert E. Cook
------------------------------         ----------------------------------
Sterling L. Williams                    Robert E. Cook

/s/ Sam Wyly                            /s/ Honor R. Hill
------------------------------          ----------------------------------
Sam Wyly                                Honor R. Hill